Exhibit 99.2

SPECIAL ESCROW AGREEMENT

This Special Escrow Agreement (the "Escrow Agreement") is entered into as of June 9, 2006 by and between William M. Aul (the "Escrow Agent"), Bio-Matrix Scientific Group, Inc., a Delaware corporation (the “Seller”) and John Lauring (the “Stockholder”) herein collectively referred to herein as the “Parties” (“Parties”).

WHEREAS:

A.

The Seller, the Escrow Agent, and Tasco Holdings International, Inc., a Delaware corporation (“Buyer”) are parties to that certain Escrow Agreement, dated June 9, 2006 (the “Principal Escrow Agreement”) and to that certain Stock Purchase Agreement, dated June 9, 2006 (the “Principal Purchase Agreement”).

B.

The Parties to this Agreement seek to effect the purposes of the Principal Escrow Agreement, the Principal Purchase Agreement, and that certain Stock Cancellation Agreement, dated June 9, 2006 entered into between the Seller, the Buyer, and the Stockholder.

C.

The Parties acknowledge and agree that this Escrow Agreement is a part of one transaction that includes and is conditional upon the execution, delivery, and performance of the persons that are parties to the Principal Purchase Agreement and the Principal Escrow Agreement.

D.

The Buyer and the Stockholder each acknowledge and agree that they have retained separate legal counsel to represent them in connection with the Principal Purchase Agreement, the Principal Escrow Agreement, this Escrow Agreement, and the Stock Cancellation Agreement and all transactions contemplated by all of them. Neither the

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Buyer nor the Stockholder has relied upon the Escrow Agent for legal or other advice.

E.	Subject to the terms and conditions set forth herein, the Parties hereby enter into this Agreement.

ARTICLE I
ESCROW FUND

1.1

Establishment of Escrow. Buyer and the Stockholder have entered into that certain Stock Cancellation Agreement in connection with the cancellation of the Stockholder’s common stock of Tasco Holdings International, Inc. which provides for the return for cancellation an aggregate of ten million (10,000,000) shares of the common stock of Buyer which are to be returned to the Buyer for cancellation immediately following the Closing. The Parties seek to establish the Escrow Fund to facilitate the purposes and the transaction between Buyer and Stockholder as recited in the Principal Purchase Agreement.

1.2

Incorporation by Reference of Principal Purchase Agreement. The Parties acknowledge and agree that all terms and references to the Principal Purchase Agreement shall be construed in accordance with the definitions and provisions of the Principal Purchase Agreement and that the Purchase Agreement is hereby incorporated by reference.

1.3	Deposit by the Stockholder. On or before June 9, 2006:

(A) the Stockholder shall deposit with the Escrow Agent, the following: (1) one or more stock certificates representing the Shares to be Cancelled; (2) instructions, duly signed to by the Stockholder, authorizing and instructing the Buyer to cancel the Shares to be Cancelled at the Close of Escrow; and (3) a duly executed copy of this Agreement.

In accordance with Section 1.4 of this Agreement and at the Close of Escrow, which Close shall occur at the offices of the Escrow Agent in accordance with Section 2.5 of the Purchase Agreement, the Escrow Agent shall deliver all stock certificates and all other documents as provided by and recited in the aforementioned sections of the Purchase Agreement.

1.4

Closing of Escrow. The Close of Escrow shall occur as provided by Section 2.5 of the Principal Purchase Agreement, unless the Escrow Agent receives reasonable notice from each of the Parties of such amendment to the Princfipal Purchase Agreement signed by each of the Parties

ARTICLE II
THE ESCROW AGENT

2.1

Scope of Powers, Duties and Obligations of the Escrow Agent. Subject to the Party’s directions, the Escrow Agent has whatever powers are conferred by law and which are required to discharge its obligations and exercise its rights under this Escrow Agreement, including but not limited to the powers specified in the following Paragraphs of this Article, and the powers and authority granted to the Escrow Agent under other provisions of this Escrow Agreement. The Escrow Agent shall have no duties or obligations except those specifically set forth in this agreement and as

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described in the Purchase Agreement.

2.2

Powers Exercisable by the Escrow Agent, Subject to this Agreement. The Escrow Agent is authorized and empowered to exercise the following powers, subject to the limitations contained in this Agreement:

2.2.1

To register any investment held in the Escrow Fund in its own name or in the name of a nominee and to hold any investment in bearer form. The books and records of the Escrow Agent shall show that all such investments are part of the Escrow Fund. The Escrow Agent shall be liable for all acts of its nominee.

2.2.2

To utilize registered securities depositories to hold assets of the Escrow Fund, provided however that the Escrow Agent shall not be relieved of any fiduciary responsibility with respect to the assets so held.

2.2.3

To employ agents, including public accountants and legal counsel (which may be counsel for Parties), as it shall determine appropriate, and to pay their reasonable expenses and compensation from Escrow Funds;

2.2.4

To rely on Parties to defend and litigate, or settle, at their expense, any suit brought against the Escrow Funds or any order sought to be satisfied out of the Escrow Funds, without duty on the Escrow Agent beyond forwarding related papers to Parties and complying with any final order to the extent of the Escrow Funds;

2.2.5	To withhold from taking any action until it receives proper written notice of an occurrence of an event affecting this Escrow;
2.2.6

To treat as genuine, sufficient and correct, in form, execution and validity, and as the document it purports to be, and from the party it purports to be from, any notice, instruction, letter, paper, telex or other document purported to be furnished to Escrow Agent by Parties and believed by Escrow Agent to be both genuine and to have been transmitted by the proper party or parties, and Escrow Agent shall have no liability with respect to any action taken or foregone by Escrow Agent in good faith in reliance on such document;

2.2.7

To deposit the Escrow Funds, after reduction for Escrow Agent's accrued fees and expenses, in an interest bearing passbook savings account with Escrow Agent's commercial department requiring the signatures of Parties, should Parties not appoint a successor escrow holder for the Escrow Funds within fifteen (15) days following the resignation or removal of Escrow Agent;

2.2.8

To be fully released and discharged from any obligation to perform any further duties imposed upon it with respect to this Escrow following its resignation or removal and the appointment of a successor or the deposit of the Escrow Funds under Paragraph 2.2.7, above; and

2.2.9

To be free from any liabilities or change in duties, other than as may be specifically described elsewhere herein, for the action or inaction of a party to this Escrow Agreement, or any other party, or the occurrence or non-occurrence of an event outside of this Escrow.

ARTICLE III
ITEMS DEPOSITED WITH THE ESCROW AGENT

3.1

Items Deposited With the Escrow Agent. The Escrow Agent shall have no duty or obligation to invest and reinvest the principal and accumulated income of the Escrow Fund in any property, real or personal, tangible or intangible. The Escrow Fund shall consist of the following: (A) the items

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set forth in Section 2.6 of the Purchase Agreement; (B) the items set forth in Section 2.7 of the Principal Purchase Agreement; and (C) the items set forth in Section 2.8 of the Principal Purchase Agreement.

3.2

Escrow Agent Not Responsible For Investment Advice. The Escrow Agent assumes no responsibility for advising the Parties, or their Representative, with respect to the investment and reinvestment of the Escrow Fund. The Escrow Agent shall as promptly as possible comply with any direction given by the Parties or their Representative; provided, however, that the Escrow Agent shall have no duty to take any action which, in the Escrow Agent's opinion, would expose the Escrow Agent to liability unless and until the Parties indemnifies the Escrow Agent to its satisfaction. The Escrow Agent shall neither be liable in any manner nor for any reason for any losses or other unfavorable investment results arising from its compliance with such direction, nor be liable for failing to invest any assets of the Escrow Fund in the absence of written investment directions regarding such assets.

ARTICLE IV
ESCROW AGENT NOTICES AND INSTRUCTIONS

4.1

Instructions; Notices. Except as hereafter provided, any directions, instructions or notices which the Parties or any other duly authorized person is required or permitted to give to the Escrow Agent under this Escrow Agreement (the "Instructions") shall be in writing and shall be deemed effective upon receipt by the Escrow Agent; provided, however, that the Escrow Agent in its discretion may act upon oral Instructions if it believes them to be genuine, but the Escrow Agent shall not be required to do so. If the Escrow Agent requires, all oral Instructions are to be promptly confirmed in writing, but the Escrow Agent shall not be liable for any action or any failure to act in accordance with oral Instructions, even though it fails to receive written confirmation from the Parties. The Escrow Agent shall be provided with specimen signatures of the authorized representatives of the Parties. The Escrow Agent shall be entitled to rely in good faith upon any Instructions signed by any authorized representative of the Parties, and shall incur no liability for following such directions. Any written notices, affidavits or other communications hereunder shall be deemed to have been duly given if delivered or mailed first class, certified mail, postage prepaid, addressed in accordance with the addresses listed in the Purchase Agreement with the addition that:

Notice to the Escrow Agent shall be at

Law Offices of William M. Aul

7676 Hazard Center Drive, Suite 500

San Diego, California 92108

(TEL: 619-497-2555)

4.2

Photostatic Teletransmission. The transmission of the Instructions by photostatic teletransmission with duplicate or facsimile signatures shall be an authorized method of communication until the Parties notify the Escrow Agent to the contrary.

4.3

Electronic Affirmation. Notwithstanding any other provision of this Article IV, the Escrow Agent may settle securities trades effected by the Parties through a securities depository that utilizes an institutional delivery system, in which event the Escrow Agent may deliver or receive securities in accordance with appropriate trade reports or statements given to the Escrow Agent by such

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depository without having received direct communications or instructions from the Parties.

4.4

Additional Instructions. In any matter under this Escrow Agreement in which the Escrow Agent is permitted or required to act upon Instructions, the Escrow Agent, where it deems necessary, may request further Instructions from the person or entity giving the original instructions, or from the Parties, as the case may be, and may defer any and all action pending receipt thereof.

ARTICLE V
COMPENSATION AND EXPENSES OF THE ESCROW AGENT

5.1

Escrow Agent's Fees and Matter of Legal Advice. All of the Parties acknowledge and agree that the Escrow Agent’s fees shall be paid by the Seller. Further, the Seller and its officers and directors acknowledge and agree that the Seller has not sought or received any legal advice from the Escrow Agent in connection with this Escrow Agreement, the Purchase Agreement, or the matters and transaction contemplated by either or both of these agreements.

ARTICLE VI
RECORDS AND ACCOUNTS

6.1

Accurate Records and Accounts. The Escrow Agent shall keep accurate records and accounts with respect to all documents held by it in the Escrow Fund, and all receipts and disbursements of all items held in the Escrow Fund. All such accounts, books and records shall be open for inspection and audit at all reasonable times by the Parties or by any person or persons duly authorized by the Parties.

6.2

Periodic Reports. The Escrow Agent shall furnish the Parties and any third party with such periodic reports, as the Parties and the Escrow Agent shall mutually agree, setting forth all transactions effected by the Escrow Agent.

ARTICLE VII
CLOSING AND TERMINATION OF ESCROW

7.1

Closing and Termination of Escrow. As provided by Section 2.2 of the Purchase Agreement, the Buyer, the Seller, and the Stockholder shall deliver each and every item to the Escrow Agent on or before June 9, 2006 as set forth in Article II of the Purchase Agreement. This Escrow Agreement shall terminate at Closing, as provided by the Purchase Agreement and in no event later than two (2) months from the date of this Agreement and all assets and items held by the Escrow Agent in the Escrow Fund, shall be delivered as provided by the Purchase Agreement:

(A)          All items to be delivered by the Buyer pursuant to Section 2.6 of the Purchase Agreement shall be delivered;

(B)          All items to be delivered by the Seller pursuant to Section 2.7 of the Purchase Agreement shall be delivered; and

(C)          All items to be delivered by the Stockholder pursuant to Section 2.8 of the Purchase Agreement shall be delivered.

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ARTICLE VIII
RESIGNATION AND REMOVAL OF THE ESCROW AGENT

8.1

Resignation and Removal. The Escrow Agent may resign at any time upon thirty (30) days' written notice to the Parties, unless a shorter period is acceptable to the Parties. The Parties may at any time remove the Escrow Agent upon thirty (30) days' written notice to the Escrow Agent, unless a shorter period is acceptable to the Escrow Agent.

8.2

Appointment of Successor. In the event of the removal or resignation of the Escrow Agent, the Parties shall appoint a successor which, upon its acceptance in writing of such appointment delivered to the Parties and the former Escrow Agent, shall be vested with all the rights, powers and duties of the Escrow Agent under this Escrow Agreement, and the retiring Escrow Agent shall be released and discharged from all further liability with respect to the Escrow. If the Parties fail to appoint a successor Escrow Agent within thirty (30) days after removal or resignation of the Escrow Agent, the Escrow Agent is authorized to return each Item held in the Escrow Fund to the party that delivered it. The retiring Escrow Agent shall transfer, assign and deliver to its successor all of the property then held by it under the Escrow, except such reasonable compensation and expenses in connection with the settlement of accounts and the delivery of the assets to the successor Escrow Agent. After settlement of the retiring Escrow Agent's final accounting, the retiring Escrow Agent shall also transfer to the successor Escrow Agent true copies of its records as relate to the Escrow Fund, as may be requested by the successor Escrow Agent. The successor Escrow Agent shall not be liable or responsible for anything done or omitted in the administration of the Escrow Fund pursuant to this Escrow Agreement prior to the date it shall have become Escrow Agent, nor to audit or otherwise inquire into or take any action concerning the acts of any retiring Escrow Agent.

8.3

Final Periodic Report. Within sixty (60) days after the transfer of the assets of the Escrow Fund to the successor Escrow Agent, unless a different period is mutually agreed to, the Escrow Agent may file and upon request of the Parties, a final periodic report, covering the period since the close of the last periodic report.

8.4

Deemed Acceptance. In the absence of any exception thereto filed in writing with the Escrow Agent within ninety (90) days after the date of filing with the Parties, any periodic report filed with the Parties shall constitute a final periodic report by and discharge of the Escrow Agent from all claims and liabilities with respect to the acts and transactions as shown in such report, and shall be binding and conclusive upon all persons.

ARTICLE IX
AMENDMENT AND TERMINATION

9.1	Amendment. This Escrow Agreement may be modified at any time by writing signed by the Parties.

9.2

Termination. This Escrow may be terminated at any time upon two (2) business days' written notice delivered by the Parties to the Escrow Agent; provided, however, that this Escrow Agreement shall continue thereafter for such period as may be necessary for the complete divestiture of all cash, securities and other instruments held hereunder by the Escrow Agent, but solely to the extent necessary to effect such complete divestiture. Upon such termination, all assets remaining in the Escrow after payment of all expenses properly chargeable thereto shall be paid or distributed in accordance with written directions of the Parties. Unless sooner terminated

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in accordance with other provisions hereof, any Escrow created hereunder shall terminate thirty (30) years after the date of execution of this Escrow Agreement.

9.3

Final Periodic Report. Within sixty (60) days after the termination of the Escrow Fund, unless a different period is mutually agreed to, the Escrow Agent shall file with the Parties a final periodic report, covering the period since the close of the last periodic report.

9.4

Deemed Acceptance. In the absence of any exception thereto filed in writing with the Escrow Agent within ninety (90) days after the date of filing with the Parties, any periodic report filed with the Parties shall constitute a final periodic report by and discharge of the Escrow Agent from all claims and liabilities with respect to the acts and transactions as shown in such report, and shall be binding and conclusive upon all persons.

ARTICLE X
LIMITATION ON LIABILITY

10.1

Liability of Escrow Agent. In performing any duties under this Escrow Agreement, Escrow Agent shall not be liable for any damages, losses, or expenses, except for gross negligence or willful misconduct on the part of the Escrow Agent. Escrow Agent shall not incur any liability for: (a) any act or failure to act made or omitted in good faith, or (b) any action taken or omitted in reliance upon any instrument, including any written statement or affidavit provided for in this Escrow Agreement that the Escrow Agent shall in good faith believe to be genuine, nor will the Escrow Agent be liable or responsible for forgeries, fraud, impersonations or determining and verifying the scope of any representative authority, or any person acting or purporting to act on behalf of any party to this agreement.

10.2

Indemnification by Parties. Parties further agree to pay on demand, and to indemnify and hold Escrow Agent harmless from and against, all costs, damages, judgments, attorneys fees, expenses, obligations and liabilities of any kind or nature which, in good faith, Escrow Agent may incur or sustain in connection with or arising out of the Escrow, and Escrow Agent is hereby given a lien upon all the rights, titles and interests of the Parties in the Escrow Funds, to protect Escrow Agent's rights and to indemnify and reimburse Escrow Agent under this Escrow Agreement.

10.3

Force Majeure. The Escrow Agent shall not be liable for any delay or failure to act as may be required hereunder when such delay or failure is due to fire, earthquake, any act of God, interruption or suspension of any communication or wire facilities or services, war, emergency conditions or other circumstances beyond its control, provided it exercises such diligence as the circumstances may reasonably require.

10.4

Scope.  The Escrow Agent shall have no duties or obligations hereunder except those specifically set forth herein and such duties and obligations shall be determined solely by the express provisions of this Escrow Agreement.

10.5	Controversies.
10.5.1	Upon receipt of conflicting demands or notices relating to this Escrow, Escrow Agent may, at its election, without liability to Parties, do either or both of the following:

10.5.1.1	Withhold and stop all further proceedings in, and performance of, this Escrow, until such conflict is removed to Escrow Agent's satisfaction;

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10.5.1.2

File a suit in interpleader and obtain an order from the court requiring the parties to litigate their several claims and rights among themselves, in which case, Escrow Agent shall be fully released and discharged from any obligation to perform any further duties imposed upon it with respect to this Escrow, and the parties shall pay Escrow Agent all costs, expenses and reasonable attorney fees expended or incurred by it, the amount thereof to be fixed and a judgment thereof to be rendered by the court in such suit.

10.5.2

Any dispute arising out of or relating to this Escrow Agreement, including a breach of this Escrow Agreement, will be decided by reference under California Code of Civil Procedure '638 and related sections. A referee, either an active attorney or retired judge, will be selected according to the procedures of the American Arbitration Association and then appointed by the court in which the action regarding the dispute or controversy originated. The dispute will be submitted to the referee for determination in place of a trial before a judge and jury.

10.6

Legal Counsel. The Escrow Agent may consult with, and obtain advice from, legal counsel of its own selection as to the construction of any of the provisions of this Escrow Agreement or the Escrow Agent's obligations and duties, and shall incur no liability in acting in good faith in accordance with the reasonable advice and opinion of such counsel.

ARTICLE XI
MISCELLANEOUS

11.1	Governing Law. This Escrow Agreement shall be governed, construed, regulated and administered under the laws of the State of California.

11.2

Invalid Provisions. It is not the intention of any party to this Escrow Agreement to violate any statute, regulation, ruling, judicial decision, or other legal provision applicable to this Escrow Agreement or the performance thereof. If any term of this Escrow Agreement, or any act or omission in the performance thereof, is or becomes violative of any such provision, such term, act or omission shall be of no force or effect and any such term shall be severed from this Escrow Agreement. Any such invalid term, act or omission shall not affect the validity of any other term of this Escrow Agreement that is otherwise valid, nor the validity of any otherwise valid act or omission in the performance thereof, unless such invalidity prevents accomplishment of the objectives and purposes of this Escrow Agreement. In the event any such term, act or omission is determined to be illegal or otherwise invalid, the necessary steps to remedy such illegality or invalidity shall be taken immediately by the parties.

11.3

Counterparts. This Escrow Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument, which may be sufficiently evidenced by any one counterpart.

11.4

Successors and Assigns. This Escrow Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns, except as is expressly provided to the contrary herein.

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IN WITNESS WHEREOF, the Parties hereto have caused this Escrow Agreement to be executed by their respective duly authorized signatories on the date first stated above.

BUYER

By ___________________________
John Lauring, President

STOCKHOLDER

By ___________________________
John Lauring, Individually

SELLER

By ___________________________
David R. Koos, Chairman & CEO

ESCROW AGENT

By ___________________________
William M. Aul

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